Filed pursuant to Rule 497(a)

Registration No. 333-223482

Rule 482ad

Ares Capital Corporation

4.625% Convertible Notes due 2024

PRICING TERM SHEET
Dated March 5, 2019

The information in this pricing term sheet supplements Ares Capital Corporation’s preliminary prospectus supplement, dated March 5, 2019, together with the accompanying prospectus, dated September 4, 2018 (such preliminary prospectus supplement and accompanying prospectus, together, the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus.  In all other respects, this term sheet is qualified in its entirety by reference to the Preliminary Prospectus.  Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.  As used in this pricing term sheet, “Ares Capital,” “we,” “our” and “us” refer to Ares Capital Corporation and not to its subsidiaries.

Issuer:	Ares Capital Corporation (“Ares Capital”)

Ticker / exchange:	ARCC / The Nasdaq Global Select Market (“NASDAQ”)

Title of securities:	4.625% Convertible Notes due 2024 (the “Notes”)

Aggregate principal amount offered:	$350,000,000

Offering price:	The Notes will be issued at a price of 98% of their principal amount, plus accrued interest, if any, from March 8, 2019

Option to purchase additional Notes:	$52,500,000 principal amount of Notes

Annual interest rate:	The Notes will bear interest at a rate equal to 4.625% per annum from March 8, 2019

NASDAQ last reported sale price on March 5, 2019:	$17.29 per share of Ares Capital common stock

Conversion premium:	Approximately 15% above the NASDAQ last reported sale price on March 5, 2019

Initial conversion price:	Approximately $19.88 per share of Ares Capital common stock

Initial conversion rate:	50.2930 shares of Ares Capital common stock per $1,000 principal amount of Notes

Interest payment dates:	March 1 and September 1, commencing on September 1, 2019

Maturity date:	March 1, 2024

Joint book-running managers:	J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated RBC Capital Markets, LLC

Joint lead managers:	BMO Capital Markets Corp. MUFG Securities Americas Inc. Mizuho Securities USA LLC SMBC Nikko Securities America, Inc. SunTrust Robinson Humphrey, Inc. Wells Fargo Securities, LLC

Co-managers:

Barclays Capital Inc.
Goldman Sachs & Co. LLC
Morgan Stanley & Co. LLC
Natixis Securities Americas LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
BNP Paribas Securities Corp.
BNY Mellon Capital Markets, LLC
Capital One Securities, Inc.
Comerica Securities, Inc.
Keefe, Bruyette & Woods, A Stifel Company
Regions Securities LLC
Santander Investment Securities Inc.
SG Americas Securities, LLC
U.S. Bancorp Investments, Inc.

Trade date:	March 6, 2019

Settlement date:	March 8, 2019

CUSIP:	04010L AW3

ISIN:	US04010LAW37

Use of Proceeds:

Ares Capital estimates that the net proceeds from this offering will be approximately $339.6 million (or approximately $390.7 million if the underwriters exercise their option to purchase additional Notes in full), after deducting fees and estimated expenses.

Ares Capital intends to use the net proceeds from this offering to repay or repurchase certain outstanding indebtedness under the Revolving Credit Facility, the Revolving Funding Facility and/or the SMBC Funding Facility. Ares Capital may reborrow under these credit facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective. See “Use of Proceeds” in the Preliminary Prospectus.

Adjustment to conversion rate upon a make-whole fundamental change:

The table below sets forth the number of additional shares, if any, of Ares Capital common stock to be added to the conversion rate per $1,000 principal amount of Notes that are converted in connection with a “make-whole fundamental change” as described in the Preliminary Prospectus, based on the stock price and effective date of the make-whole fundamental change.

	Stock Price
Effective Date	$17.29	$18.00	$19.00	$19.88	$20.50	$21.00	$21.50	$22.00	$23.00	$24.00
March 8, 2019	7.5438	6.0944	3.9912	2.5445	1.7021	1.1469	0.6836	0.3086	0.0018	0.0000
March 1, 2020	7.5438	6.1448	4.0184	2.5580	1.7098	1.1513	0.6880	0.3269	0.0002	0.0000
March 1, 2021	7.5438	6.1338	3.9803	2.5074	1.6569	1.0995	0.6406	0.2899	0.0000	0.0000
March 1, 2022	7.5438	6.0069	3.8174	2.3356	1.4911	0.9449	0.5057	0.1943	0.0000	0.0000
March 1, 2023	7.5438	5.7337	3.4549	1.9495	1.1202	0.6073	0.2410	0.0466	0.0000	0.0000
March 1, 2024	7.5438	5.2626	2.3386	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case:

•                  if the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365 or 366-day year, as applicable;

•                  if the stock price is greater than $24.00 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate; and

•                  if the stock price is less than $17.29 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate exceed 57.8368 shares per 1,000 principal amount of the Notes, subject to adjustment in the same manner as the conversion rate as set forth under “Description of Notes—Conversion Rights—Conversion Rate Adjustments” in the Preliminary Prospectus.

General

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Ares Capital and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed.  The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission.  The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  Copies of the Preliminary Prospectus may be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by calling 1-866-803-9204 or by email at prospectus-eq_fi@jpmchase.com, BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC  28255-0001, Attn: Prospectus Department, email: dg.prospectus_requests@baml.com, or RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, Attention: Equity Syndicate, phone: 877-822-4089, email: equityprospectus@rbccm.com.

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